Date:            , 1998

Porta Systems Corp.
575 Underhill Boulevard
Syosset, New York 11791

Attention of  Mr. William V. Carney
              Chairman of the Board and Chief Executive Officer

                                               Subscription Agreement

Dear Sirs:

Pursuant to a private offering by Porta Systems Corp., a Delaware corporation (the "Company"), the undersigned (the "Subscriber") hereby tenders his or her subscription for the Company's units (the "Units"), each Unit consisting of (a) the Company's 12% Subordinated Note due January 3, 2000 (a "Note" and collectively, the "Notes"), in the principal amount of $100,000, and (b) a Series B Common Stock Purchase Warrant (a "Warrant" and collectively, the "Warrants") to purchase ten thousand (10,000) shares of Common Stock. Fractional Units may be purchased.

The purchase price of the Units is one hundred thousand dollars ($100,000) per Unit. The Company is offering the Units to a limited number of accredited investors, as defined in Rule 501 of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a private offering pursuant to Rule 506 of the Commission under the Securities Act.

In addition to the Warrants, the Company may issue Series C Common Stock Purchase Warrants (the "Additional Warrants") to the holders of the Notes on the terms and subject to the conditions set forth in Paragraph 3 of this Agreement.

In consideration of the mutual covenants and agreements set forth herein, the Company and the Subscriber hereby agree as follows:

      1. (a) The Subscriber hereby agrees to purchase from the Company, and the Company agrees to sell to the Subscriber, the number of Units set forth on the signature page of this Agreement, at a purchase price of one hundred thousand dollars ($100,000) per Unit. The aggregate purchase price of the Units subscribed for by the Subscriber is set forth on the signature page of this Agreement. Payment of the purchase price shall be made by check payable to "Arnhold & S. Bleichroeder, Inc., as escrow agent for Porta Systems Corp." or by wire transfer in accordance with the Subscription Instructions.

            (b) The Company is offering an aggregate of thirty (30) Units on a "best efforts, all or none" basis. If all thirty (30) Units are sold, the Company may, in its discretion, sell up to an additional thirty (30) Units. All proceeds from the sale of the initial thirty (30) Units will be held in escrow until there shall be cleared funds in the escrow account of three million dollars

($3,000,000), at which time the proceeds from the sale of the Units shall be paid to the Company. If there is not at least three million dollars ($3,000,000) in cleared funds by the last day of the Subscription Period, the funds will be returned to the Subscriber without interest or deduction. The date on which the proceeds from the sale of the Units purchased by the Subscriber are paid to the Company is referred to as the "Closing Date," and the date on which the initial purchase of at least thirty (30) Units is consummated is referred to as the "Initial Closing Date." If Units are sold in addition to the first thirty (30) Units, the payment for such Units shall be made directly to the Company and shall not be deposited into escrow.

            (c) The Subscription Period is the period ending on December 31, 1997, which may be extended by the Company on one or more occasions, but not subsequent to March 31, 1998.

            (d) The Company has engaged Arnhold and S. Bleichroeder, Inc. (the "Placement Agent") to serve as placement agent for the sale of the Units for which it will receive compensation pursuant to an agreement with the Company.

      2. The Company represents and warrants to the Subscriber as follows:

            (a) Organization and Qualification. Each of the Company and each of its subsidiaries is (i) a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated and has the requisite corporate power to own its properties and to carry on its business as now being conducted and (ii) qualified to conduct business as a foreign corporation to do business and in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. As used in this Agreement, the term "Material Adverse Effect" means any material adverse effect on (A) the Units, the Notes, the Warrants and the Warrant Shares (collectively, the "Securities"); (B) the ability of the Company to perform its obligations under this Agreement or under the Securities or (C) the business, operations, properties or financial condition of the Company and its subsidiaries, taken as a whole.

            (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, to issue and sell the Securities pursuant to this Agreement and the Securities and to issue the Warrant Shares in accordance with the terms of the Warrants. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated by this Agreement (including without limitation the issuance of the Units and the issuance and reservation for issuance of the Warrant Shares) have been duly authorized by the Company's board of directors and no further consent or authorization of the Company, its board of directors, or its stockholders is required. This Agreement has been duly executed and delivered by the Company; and constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

            (c) Capitalization. The authorized capital stock of the Company consists of 1,000,000 shares of preferred stock, with no par value, and 20,000,000 shares of Common Stock. As of December 19, 1997, 8,476,889 shares of Common Stock were issued. Additional shares of Common Stock are reserved for issuance (i) as set forth in the SEC Documents, as hereinafter defined; (ii) upon conversion of the Zero Coupon Senior Subordinated Convertible Notes due January 2, 1998 ("Zero Notes") at the reduced conversion price of $3.65 per share, to the extent that such Zero Notes had not been converted at such date and (iii) upon exercise of warrants issued to Arnhold and S. Bleichroeder, Inc. for services relating to the conversion of the Zero Notes, and that other warrants or options may be issued or existing warrants or options may be amended. All of the outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and nonassessable. No shares of capital stock of the Company (including the Warrant Shares) are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances.

            (d) Issuance of Shares. The Warrant Shares are duly authorized and reserved for issuance. Upon exercise of the Warrants in accordance with the terms thereof, the Warrant Shares will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances (other than those incurred by the person exercising the Warrants) and will not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof.

            (e) No Conflicts. The execution, delivery and performance of this Agreement by the Company, the performance by the Company of its obligations under this Agreement and the Securities, and the consummation by the Company of the transactions contemplated by this Agreement (including, without limitation, the reservation for issuance of the Warrant Shares and the issuance of the Warrant Shares upon exercise of the Warrants) will not (i) result in a violation of the Company's certificate of incorporation and by-laws, as currently in effect (the "Organizational Documents") or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party or by which they are bound, or result in a violation of any law, rule, regulation, order, judgment or decree (including, based on the accuracy the Subscriber's representations and warranties set forth in this Agreement, Federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except, with respect to clause (ii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). The Company is not in violation of its Organizational Documents, and neither the Company nor any of its subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any Contract, as hereinafter defined, to which the Company or such subsidiary is a party or by which they are bound, except for possible defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company and its subsidiaries, taken as a whole, is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations the sanctions which either singly or in the aggregate would not have a Material Adverse Effect. The Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency or other party (each of the foregoing being referred to as a "consent") in order for it to execute, deliver or perform any of its obligations under this Agreement or the Securities, in each case in accordance with the terms hereof or thereof other than filings required pursuant to the Securities Act and applicable state securities laws and the listing of the Warrant Shares on the American Stock Exchange ("Exchange") and except where the failure to obtain any such consent would not have a Material Adverse Effect. The Company does not presently meet the requirements for the continued listing of its Common Stock on the Exchange; however, since at or about mid-November, when the Company has advised the Exchange of the amended conversion terms for the Zero Notes, the Company has received no notice from the Exchange of any intention, and the Company has no reason to believe that the Exchange will take any action in the near future, to delist the Common Stock from the Exchange.

            (f) SEC Documents, Financial Statements. Except as set forth in the SEC Documents, (i) the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") subsequent to December 31, 1995 (all of the foregoing, including all material incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"), (ii) as of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the Commission promulgated thereunder applicable to the SEC Documents, (iii) none of the SEC Documents, at the time they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (iv) as of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto, and (v) such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except
(A) as may be otherwise indicated in such financial statements or the notes thereto, or (B) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates of the respective balance sheets and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to year-end audit adjustments). The Company has made available to the Subscribers true and complete copies of the SEC Documents. None of the statements made in any such SEC Documents is, or has been, required to be updated or amended under applicable law except to the extent updated or amended in subsequent SEC
Documents. Except as set forth in the most recent financial statements of the Company included in the SEC Documents, the Company has no material liabilities, contingent or otherwise, other than (x) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements and (y) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements. Neither the Company nor its subsidiaries is in breach or violation of any contracts, agreements, leases or other instruments (each a "Contract") to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of the properties or assets of the Company or any subsidiary is subject, which breach or violation would have a Material Adverse Effect.

            (g) Absence of Certain Changes. Since September 30, 1997, there has been no material adverse change in the business, properties, operations, financial condition, or results of operations of the Company, or to the best of the Company's knowledge, its prospects, except as disclosed in the SEC Documents.

            (h) Absence of Litigation. Except as disclosed in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect.

            (i) Intellectual Property. Each of the Company and its subsidiaries owns or is licensed to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as now being conducted and as described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996. To the best knowledge of the Company, neither the Company nor any subsidiary of the Company infringes or is in conflict with any right of any other person with respect to any Intangibles which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

            (j) Foreign Corrupt Practices. Neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

            (k) Disclosure. All information relating to or concerning the Company set forth in this Agreement or included in the Disclosure Documents, as hereinafter defined, taken together, is true and correct in all material respects, and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.

            (l) Form S-3 Eligibility. As of date of this Agreement, the Company was eligible to register the resale of its Common Stock on a registration statement on Form S-3 under the Securities Act.

            (m) No Integrated Offering. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any securities or solicited any offerers to buy any security under circumstances that would require registration of the Units being offered hereby under the Securities Act.

            (n) No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by any Purchaser relating to this Agreement or the transactions contemplated hereby, except for dealings with the Placement Agent, whose commissions and fees will be paid for by the Company.

      3. To the extent that any Note is outstanding one year from the date on which such Note is issued (the "Anniversary Date of the Note"), the Company shall issue to the holder of such Note on the Anniversary Date of the Note an Additional Warrant to purchase 25 shares of Common Stock for each $1,000 principal amount of Notes outstanding on the Anniversary Date of the Note. The Additional Warrant will have an exercise price equal to the average of the closing prices of the Common Stock on each of the five trading days preceding the Anniversary Date of the Note with respect to which the Additional Warrant is being issued.

      4. The Subscriber understands and agrees that, after the Company's receipt of this Agreement, the Company will review the Subscriber's eligibility and will determine whether to accept or reject this subscription in whole or in part. The Company may determine to reject this subscription in whole or in part in its sole and absolute discretion. In making such determination, the Company may request, and the Subscriber agrees to provide, additional financial and other information about the Subscriber. If this subscription is accepted in whole, then the Company will issue the Units subscribed for to the Subscriber. If this subscription is rejected in whole, this Agreement and any other subscription materials will be promptly returned to the Subscriber and the Subscriber's subscription payment will be refunded to the Subscriber without interest. In that event, the Subscriber and the Company will have no further rights or claims against each other by virtue of this Agreement. If this subscription is accepted in part and rejected in part, the Company is authorized to amend this Agreement to reflect the number of Units for which this subscription is accepted, and the Company will issue the Notes and Warrants comprising the Units as to which this subscription is accepted at the same time as if this subscription had been accepted in whole.

      5. The Subscriber hereby represents and warrants to, and covenants and agrees with, the Company as follows:

            (a) The Subscriber understands that the offer and sale of the Units is being made only by means of this Agreement. In deciding to subscribe for Units, the Subscriber has not considered any information other than that contained in this Agreement and in the documents listed in Exhibit A to this Agreement (the "Disclosure Documents"), a copy of each of which has been made available to the Subscriber and reviewed by the Subscriber to the extent that the Subscriber deemed necessary or advisable. In particular, the Subscriber understands that the Company has not authorized the use of, and the Subscriber confirms that he or she is not relying upon, any other information, written or oral, other than material contained in this Agreement and the Disclosure Documents. The Subscriber is aware that the purchase of the Units involves a high degree of risk and that the Subscriber may sustain, and has the financial ability to sustain, the loss of his or her entire investment. The Subscriber understands that the Company has in the past incurred significant losses and no assurance can be given that the Company will be profitable in the future, that the Company does not meet the American Stock Exchange's requirements for the continued listing of the Common Stock on such exchange and no assurance can be given that there will continue to be a market for the Common Stock, that the failure of the Company to raise funds, in addition to the proceeds from the sale of the Units, may have a material adverse effect upon its business and, if sufficient additional funds are not raised, the Company may not be able to pay the Notes when due. The Subscriber understands that the net proceeds from the sale of the Units is to be used to pay the principal amount of any Zero Notes which have not been converted into Common Stock, that if such notes are not paid when due, the Company will be in default with respect to such notes and the Company does not have any sources from which to pay such notes other than from the proceeds from the sale of the Units. Furthermore, in subscribing for the Units, the Subscriber acknowledges that the Company has not made, and the Subscriber is not relying in any manner upon, any projections or forecasts of future operations, except to the extent that any projections or forecasts are included in the SEC Documents. The Subscriber has had the opportunity to ask questions of, and receive answers from, the Company's management regarding the Company.

            (b) The Subscriber represents to the Company that he or she (i) is an accredited investor within the meaning of Rule 501 under the Securities Act,
(ii) understands that in order to be treated as an accredited investor, the Subscriber must meet one of the tests for an accredited investor set forth on Exhibit B to this Agreement, and (iii) has read Exhibit B and is an accredited investor as set forth on the signature page of this Agreement. The Subscriber further represents that he or she has such knowledge and experience in financial and business matters as to enable him or her to understand the nature and extent of the risks involved in purchasing the Units. The Subscriber is fully aware that such investments can and sometimes do result in the loss of the entire investment. The Subscriber can afford to sustain the loss of his or her entire investment, and the Subscriber's purchase of the Units is being made from funds which the Subscriber has allocated to high risk, illiquid investments and such funds are not required by the Subscriber to meet his or her normal expenses. The Subscriber has engaged his or her own counsel and accountants to the extent that he deems it necessary.

            (c)  All of  the  information  provided  by  the  Subscriber  in his
Confidential Investor Questionnaire (the "Questionnaire"), is true and correct in all material respects. The Subscriber acknowledges that the Company is relying on such statements and the Subscriber's representations contained in this Agreement in executing this Agreement and issuing the Units and its counsel is relying on such statements and representations in rendering its opinion pursuant to Paragraph 6(a) of this Agreement, and the Subscriber agrees to indemnify and hold harmless the Company, and its officers, directors, controlling persons and counsel from and against all manner of loss, liability, damage or expense which they or any of them may incur as a result of any material misstatement of fact or omission of a material fact set forth in the Subscriber's Questionnaire or as a result of any misrepresentation by the
Subscriber in this Agreement. The Subscriber further agrees to notify the Company immediately upon the occurrence of any event which makes the information contained in the Subscriber's Questionnaire inaccurate or misleading in any material respect.

            (d) The Subscriber is acquiring the Units pursuant to this Agreement for investment and not with a view to the sale or distribution thereof, for his or her own account and not on behalf of others; has not granted any other person any interest or participation in or right or option to purchase all or any portion of the Units; is aware that the Units are restricted securities within the meaning of Rule 144 of the Commission under the Securities Act, and may not be sold or otherwise transferred other than pursuant to an effective registration statement or an exemption from registration; and understands and agrees that the Units may bear the Company's standard investment legend. The Subscriber understands the meaning of these restrictions.

            (e) The Subscriber will not transfer the Units or the securities comprising or underlying the Units, except in compliance with all applicable Federal and state securities laws and regulations. The Subscriber understands and agrees that the Company is not obligated to recognize any transfer of the Units unless it is satisfied in its sole discretion that there has been compliance with such securities laws and regulations, and, in such connection, the Company may request an opinion of counsel acceptable to the Company as to the availability of any exemption.

            (f) The Subscriber has been informed by the Company that the issuance of the Units pursuant to this Agreement will be exempt under Section 4(2) or 4(6) of the Securities Act and/or Regulation D, and in particular, Rule 506, of the Commission under the Securities Act and applicable exemption under state securities laws, and the Subscriber understands that such exemption is dependent upon the accuracy of the information contained in the Subscriber's Questionnaire and the Subscriber's representations set forth in this Agreement.

            (g) The Subscriber represents and warrants that, except as set forth in such Subscriber's Questionnaire, no broker or finder was involved directly or indirectly in connection with the Subscriber's purchase of the Units pursuant to this Agreement except to the extent that the Placement Agent was involved. The Subscriber shall indemnify and hold harmless the Company from and against any manner of loss, liability, damage or expense, including fees and expenses of counsel, resulting from a breach of the Subscriber's warranty contained in this Paragraph 5(g).

            (h) To the extent that the Subscriber has deemed it necessary, the Subscriber has consulted his or her own legal, accounting, tax, investment and other advisors.

            (i) If the Subscriber is a corporation, all corporate action necessary for the execution, delivery and performance by the Subscriber has been taken and the person executing this Agreement on behalf of the Subscriber is an authorized officer of the Subscriber. If the Subscriber is a limited partnership or limited liability company, the person executing this Agreement is a general partner or managing member of the Subscriber. If the Subscriber is a trust, estate or other fiduciary, the person executing this Agreement is the trustee, executor, administrator or other fiduciary.

      6. (a) It shall be a condition precedent to the release of the purchase price from escrow on the Initial Closing Date that, on the Initial Closing Date, the Placement Agent, on behalf of the Subscriber and other purchasers of Units, shall have received the opinion of counsel to the Company, in form reasonably satisfactory to the Placement Agent, that:

                  (i) The Company is a corporation organized and existing under the laws of the State of Delaware with the corporate power to conduct it business as the same is presently conducted.

                  (ii) All corporate action necessary for the execution and delivery by the Company of this Agreement, the Notes and the Warrants has been taken, and this Agreement constitutes, and the Notes and Warrants, when issued upon payment in full of the purchase price of the Units pursuant to this Agreement will constitute, the valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforceability may be affected by customary principles governing equitable relief generally and to any applicable bankruptcy, moratorium, equitable subordination, insolvency, fraudulent conveyance, usury or other laws affecting creditors' rights and their enforcement generally, and except that no opinion is given as to the enforceability of any indemnification provisions.

                  (iii) The shares of Common Stock issuable upon exercise of the Warrants have been reserved for issuance and, when issued in accordance with the terms of the Warrants, will be duly and validly authorized and issued, fully paid and nonassessable.

                  (iv) In reliance upon the accuracy of the representations and warranties of the Subscriber and the other purchasers of Units contained in this Agreement and the Questionnaire and assuming that the Company files in a timely manner a Form D pursuant to Regulation D of the Commission pursuant to the Securities Act, the sale of the Units is exempt from the registration requirements of the Securities Act.

            (b) The Company shall pay the reasonable fees and expenses of counsel for the Placement Agent in connection with the sale of the Units.

      7. (a) The Company agrees that it will file a registration statement covering the Warrant Shares not later than one hundred twenty (120) days after the Initial Closing Date, will use its best efforts to have such registration statement declared effective at the earliest practical date and will keep such registration statement effective until the first to occur of (i) the sale of all of the Warrant Shares or (ii) one (1) year from last day on which the Warrants or the Additional Warrants may be exercised. It shall be a condition to the obligations of the Company to include the Warrant Shares of the Subscriber in any registration statement that the Subscriber shall provide the Company in a timely manner with such information as the Company may reasonably request in connection with the registration statement, including, but not limited to, information concerning the Subscriber, any underwriter engaged by the Subscriber, the proposed manner of distribution of the registered securities and any specific information relating to the Subscriber requested by the Commission or any stock market on which the Company's Common Stock is traded (collectively, "Seller Information").

            (b) The following provision shall also be applicable:

                  (i) Following the effective date of the registration statement, the Company shall, upon the request of the Subscriber, forthwith supply the Subscriber with such number of prospectuses meeting the requirements of the Securities Act as shall be reasonably requested by the Company to permit the Subscriber to make a public distribution of the Warrant Shares from time to time offered or sold by the Subscriber, provided that the Subscriber shall from time to time furnish the Company with any Seller Information as the Company shall request in writing. The Company shall also use its best efforts to qualify the Warrant Shares for sale in such states as the Subscriber may reasonably request; provided, however, that the Company shall not be required to qualify Warrant Shares in any state for which the Company would be required to qualify to conduct business as a foreign corporation or otherwise be subject to the jurisdiction of courts in such state for matters not relating to the offering.

                  (ii) The Company shall bear the entire cost and expense of the preparation and filing of the registration statement pursuant to this Paragraph
7. The Subscriber shall, however, pay the fees of his or her own counsel and accountants and any transfer taxes or underwriting discounts or commissions applicable to the shares sold by Subscriber pursuant thereto.

                  (iii) The Company shall indemnify and hold harmless the Subscriber and each underwriter, within the meaning of the Securities Act, who may purchase from or sell any Securities for the Subscriber from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement under the Securities Act or any prospectus included therein required to be filed or furnished by reason of this Paragraph 7 or any application or other filing under any state securities law caused by any omission or alleged omissions to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading to which the Subscriber or any such underwriter may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon Seller Information furnished in writing to the Company by any such holder or underwriter expressly for use therein, which indemnification shall include each person, if any, who controls any such underwriter within the meaning of the Securities Act; provided, however, that the Subscriber or underwriter shall at the same time indemnify the Company, its directors, each officer signing the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act and each other person (the "other holders"), whose securities are being offered or sold pursuant to such registration statement, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any prospectus required to be filed or furnished by reason of this Paragraph 7 or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission based upon Seller Information furnished to the Company in writing by the Subscriber or underwriter expressly for use therein.

                  (iv) If any action or claim  shall be brought or asserted by a person entitled to indemnification pursuant to Paragraph 7(b)(iii) this Agreement (an "indemnified party") against the Company or any underwriter engaged by the Company or any person controlling the Company or such underwriter or against the Subscriber or any underwriter engaged by the Subscriber or any person controlling the Subscriber or such underwriter, in respect of which indemnity may be sought pursuant to said Paragraph 7(b)(iii) (an "indemnifying party"), the indemnified party shall promptly notify the indemnifying party in writing, and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all legal and other expenses. The failure of the indemnified party to notify the indemnifying party will not relieve the indemnifying party of any liability for indemnification which it may have to the indemnified party other than pursuant to Paragraph 7(b)(iii) of this Agreement. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (A) the employment thereof has been specifically authorized by the indemnifying party in writing, or (B) the indemnifying party has failed to assume the defense and employ counsel as provided in this Paragraph 7(b)(iv), or (C) the named parties to any such action (including any impleaded parties) include both an indemnified party and an indemnifying party, and in the judgment of the counsel for the indemnifying party, it is advisable for the indemnified party or controlling person to be represented by separate counsel (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party or such controlling person), it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys at any time in each jurisdiction for all indemnified parties (whether pursuant to this Agreement or any other agreements granting registration rights), which firm shall be designated in writing by all the indemnified parties. The indemnifying party shall not be liable for any settlement of any such action effected by an indemnified party without the written consent of the indemnifying party (which shall not be withheld unreasonably in light of all factors of importance to such indemnified party), but if settled with such written consent, or if there be a final judgment or decree for the plaintiff in any such action by a court of competent jurisdiction and the time to appeal shall have expired or the last appeal shall have been denied, the indemnifying party agrees to indemnify and hold harmless the indemnified party from and against any loss or liability by reason of such settlement or judgment.

                  (v) The making of any request for prospectuses shall not impose on any Subscriber any obligation to exercise any Warrants or Additional Warrants or sell any Warrant Shares.

                  (vi) Notwithstanding any other provision of this Paragraph 7, the Subscriber shall not have any right to have his or her Warrant Shares included in any registration statement in the event that all of the Warrant Shares issued upon exercise of all Warrants and Additional Warrants issued by the Company may be sold without regard to quantity limitation pursuant to Rule 144 of the Commission or any successor rule.

      8. All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier or messenger against receipt thereof or sent by registered or certified mail (air mail if overseas), return receipt requested or by telecopier of receipt of transmission is confirmed or if transmission is confirmed by mail as provided in this Paragraph 8. Notices shall be deemed to have been received on the date of personal delivery or telecopy or, if sent by certified or registered mail, return receipt requested, shall be deemed to be delivered on the fifth
(5th) business day after the date of mailing. Notices shall be sent to the Company at 575 Underhill Boulevard, Syosset, New York 11791, telecopier (516) 682-4655, Attention of Mr. William V. Carney, Chairman of the Board and Chief Executive Officer, and to the Subscriber at his or her address and telecopier number set forth on the signature page or to such other address as any party shall designate in the manner provided in this Paragraph 8.

      9. (a) This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof, superseding any and all prior or contemporaneous oral and prior written agreements, understandings and letters of intent. This Agreement may not be modified or amended nor may any right be waived except by a writing which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by all parties with respect to a modification or amendment or the party granting the waiver with respect to a waiver. No course of conduct or dealing and no trade custom or usage shall modify any provisions of this Agreement.

            (b) This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State. Each party hereby (i) irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Agreement or any document or instrument delivered with respect to this Agreement and/or the Units shall be brought exclusively in any Federal or state court in the County of New York or Nassau, State of New York, and (ii) irrevocably submits to and accepts, with respect to its properties and assets, generally and unconditionally, the jurisdiction of the aforesaid courts. In any such litigation, each party waives personal service of any summons, complaint or other process, and agrees that the service thereof may be made by in the manner for giving of notices provided for in Paragraph 8 of this Agreement (other than by telecopier).

            (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

            (d) In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

            (e) Each party shall, without payment of any additional consideration by any other party, at any time on or after the sale of the Units take such further action and execute such other and further documents and instruments as the other party may request in order to provide the other party with the benefits of this Agreement.

            (f) All references to any gender shall be deemed to include the masculine, feminine or neuter gender, the singular shall include the plural, and the plural shall include the singular.

            (g) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

            (h) The various representations, warranties, and covenants set forth in this Agreement or in any other writing delivered in connection therewith shall survive the issuance of the Units.

      Please confirm your agreement with the foregoing by signing this Agreement where indicated.

                                             Very truly yours,

Number of Units
Subscribed for:
                                             ___________________________________
_____________                                Name of Subscriber

Total
Purchase Price:                              By:________________________________
                                                           (Signature)
_____________
                                             Title, if applicable_______________

Address:_______________________________

_______________________________________

Telecopier Number:____________

Social Security No. or Tax I.D. No.:_________________

The Subscriber is an accredited investor based on the following paragraphs of Exhibit B to this Agreement:________________

Accepted this      day of
              , 1997

PORTA SYSTEMS CORP.

By:________________________________

                                                                       Exhibit A

                              Disclosure Documents

      1.    Form of Note.

      2.    Form of Series B Warrant

      3.    Form of Series C Warrant

      4. Form 10-K for the years ended December 31, 1996 (included in Item 8) and 1995.

      5. Form 10-Q for the quarters ended September 30, 1997, June 30, 1997, March 31, 1997, September 30, 1996, June 30, 1996 and March 31, 1996.

      6.    Form 8-K quarterly reports filed subsequent to December 31, 1995.

      7.    Annual report to stockholders for the year ended December 31, 1996.

      8.    Proxy   statement   for  the  1997  and  1996  Annual   Meetings  of
            Stockholders.

      9. Press releases relating to the amendment to the conversion terms of the Company's Zero Coupon Senior Subordinated Convertible Notes due January 2, 1998.

----------

      The  documents  referred  to in  Items 5, 6, 7, 8 and 9  comprise  the SEC
Documents. Exhibits to the SEC Documents, which are not included, will be provided to Subscriber without charge on request.

                                                                       Exhibit B

      A Subscriber who meets any one of the following tests is an accredited investor:

      (a) The Subscriber is an individual who has a net worth, or joint net worth with the Subscriber's spouse, of at least $1,000,000.

      (b) The Subscriber is an individual who had individual income of more than $200,000 (or $300,000 jointly with the Subscriber's spouse) for the past two years, and the Subscriber has a reasonable expectation of having income of at least $200,000 (or $300,000 jointly with the Subscriber's spouse) for the current year.

      (c) The Subscriber is an officer or director of the Company.

      (d) The Subscriber is a bank as defined in section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity.

      (e) The Subscriber is a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934.

      (f) The Subscriber is an insurance company as defined in section 2(13) of the Securities Act.

      (g)  The  Subscriber  is  an  investment   company  registered  under  the
Investment Company Act of 1940 or a business  development  company as defined in section 2(a)(48) of that Act.

      (h) The Subscriber is a small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958.

      (i) The Subscriber is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

      (j) The Subscriber is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

      (k) The Subscriber is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

      (l) The Subscriber is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Commission under the Securities Act.

      (m) The Subscriber is an entity in which all of the equity owners are accredited investors (i.e., all of the equity owners meet one of the tests for an accredited investor).

      If an individual investor qualifies as an accredited investor, such individual may purchase the Units in the name of his individual retirement account ("IRA").

      THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW. IT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR STATE LAW OR AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

                               PORTA SYSTEMS CORP.

                    12% Subordinated Note due January 3, 2000
N-                                                            New York, New York
$ 0,000                                                         January   , 1998

      FOR VALUE RECEIVED, Porta Systems Corp., a Delaware corporation (the "Company"), hereby promises to pay to the order of __________________________ ("Registered Holder") the principal amount of ________________ thousand dollars ($ 0,000), on January 3, 2000, subject to earlier prepayment as hereinafter provided. Interest on such principal amount shall be payable at the rate of twelve percent (12%) per annum semiannually on the first day of each July and January to Registered Holder of this Note on the fifteenth day of the previous month, the first such interest payment date being July 1, 1998. If any payment of interest on or principal of this Note is due is on a day on not a business day, such payment shall be made on the next day which is a business day. A business day shall mean a day other than a day on which banks in the City of New York are permitted or required to be closed. Payments of principal and interest shall be made in lawful money of the United States of America against presentment of this Note. Interest shall be payable, to the extent permitted by law, at the rate equal to the lesser of (i) sixteen percent (16%) per annum or
(ii) the maximum rate permitted by law, on the entire unpaid principal amount of this Note (x) from and after the time that such unpaid principal amount shall have become due and payable (whether at maturity or by acceleration) and (y) during the period that the Company is in default of the provisions of Paragraphs 2(a)(i) and (ii) of this Note regardless of whether payment of the principal of this Note has been accelerated pursuant to Paragraph 2(a) of this Note. This
Note is one of a series of the Company's 12% Subordinated Notes due January 3, 2000 (collectively, the "Notes"), in the aggregate principal amount of not less than three million dollars ($3,000,000) which were issued as part of a private placement (the "Private Placement") of units, each unit consisting of (a) a Note in the principal amount of one hundred thousand dollars ($100,000), and (b) a Series B Common Stock Purchase Warrant to purchase ten thousand (10,000) shares of the Company's common stock. Reference in this Note to the "Notes" shall mean all of the Notes issued pursuant to the Private Placement.

                                   ARTICLE 1.

                       Particular Covenants of the Company

      (a) Payment of Principal and Interest. The Company will duly and punctually pay or cause to be paid the principal amount of this Note and the interest thereon at the time and in the manner specified in this Note.

      (b) Payment Pursuant to Call Provisions.

            (i) The Company shall advise the Registered Holder of this Note by written notice (the "Offering Notice") within ten (10) business days after the completion of a Qualified

Offering, as hereinafter defined. The Offering Notice shall state that the Company has completed a Qualified Offering and shall briefly describe the Qualified Offering. The Registered Holder of this Note shall have the right, exercisable by written notice (the "Call Notice") to the Company given within twenty (20) business days after the date of the Offering Notice, to require the Company to prepay the principal of this Note, plus accrued interest. The Company shall prepay the principal of this Note, together with accrued interest, within ten (10) business days after its receipt of the Call Notice.

            (ii) A Qualified Offering shall mean either (A) the public or private sale of its equity securities (exclusive of securities sold pursuant to the exercise of warrants or options) or (B) the issuance of unsecured indebtedness, in either case in an amount which is not less than the greater of
(x) three million dollars ($3,000,000) or (y) the then-outstanding principal amount of Notes. Equity securities includes shares of any class of capital stock and any notes, debentures or other debt instruments upon the conversion or exchange of which shares of any class of capital stock may be issued. Net proceeds shall mean the gross proceeds less any underwriting discount or commission, finder's or broker's fees and legal, accounting, printing and other expenses of the offering.

                                   ARTICLE 2.

                       Events of Default and Acceleration

      (a) Events of Default Defined. The entire unpaid principal amount of this Note, together with interest thereon shall, on written notice from the Registered Holders of Notes in the principal amount of not less than fifty percent (50%) of the aggregate principal amount of Notes then outstanding, forthwith become and be due and payable if any one or more Events of Default shall have occurred (for any reason whatsoever and whether such happening shall be voluntary or involuntary or be affected or come about by operation of law pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and be continuing. An Event of Default shall occur:

            (i) if failure shall be made in the due and punctual payment of the principal of the Notes when and as the same shall become due and payable whether at maturity or otherwise, and such failure shall have continued for five (5) business days;

            (ii) if failure shall be made in the due and punctual payment of any installment of interest on the Notes when and as the same shall become due and payable, and such failure shall have continued for ten (10) business days;

            (iii)  if  the  maturity  of  any  Senior   Indebtedness   shall  be
accelerated as a result of a breach of or default under any instrument governing the terms of such Senior Indebtedness.

            (iv) if the Company shall consent to the appointment of a receiver, trustee or liquidator of itself or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they become due, or shall make a general assignment for the benefit of creditors, or shall file a voluntary petition in bankruptcy, or an answer seeking reorganization in a proceeding under any bankruptcy law (as now or hereafter in effect) or an answer admitting the material allegations of a petition filed against the Company, in any such proceeding, or shall by voluntary petition, answer or consent, seek relief under the provisions of any other now existing or future bankruptcy or other similar law providing for the reorganization or winding up of corporations, or an arrangement, composition, extension or adjustment with its or their creditors, or shall, in a petition in bankruptcy filed against it or them be adjudicated a bankrupt, or the Company or its directors or the holders of a majority of its equity interest shall vote to dissolve or liquidate the Company;

            (v) if a court of competent jurisdiction shall enter an order, judgment or decree appointing, without consent of the Company, a receiver, trustee or liquidator of the Company or of all or any substantial part of the property of the Company, or approving a petition filed against the Company seeking a reorganization or arrangement of the Company under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any State thereof, or any substantial part of the property of the Company shall be sequestered; and such order, judgment or decree shall not be vacated or set aside or stayed within ninety (90) days from the date of the entry thereof; or

            (vi) if, under the provisions of any law for the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of the Company or of all or any substantial part of the property of the Company and such custody or control shall not be terminated or stayed within ninety (90) days from the date of assumption of such custody or control.

      (b) Rights of Note Holder. Nothing in this Note shall be construed to modify, amend or limit in any way the right of the holder of this Note to bring an action against the Company in the event the Company fail to pay principal of or interest on this Note when due.

                                   ARTICLE 3.

                                  Subordination

      (a) Agreement of Subordination. The Company, for itself, its successors and assigns, covenants and agrees, and the Registered Holder by his or her acceptance of this Note likewise covenants and agrees, that the payment of the principal of and interest on this Note is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Senior Indebtedness, as hereinafter defined. The provisions of this Article 3 shall constitute a continuing offer to all persons who, in reliance upon such provision, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are hereby made obligees hereunder the same as if their names were written herein as such, and they and/or each of them may proceed to enforce such provisions.

      (b) Company Not to Make Payments with Respect to Note in Certain Circumstances.

            (i) Upon the maturity of any Senior Indebtedness by lapse of time, acceleration or otherwise, all principal thereof and premium, if any, and interest thereon shall first be paid in full, or such payment duly provided for in cash or in a manner satisfactory to the holder or holders of such Senior Indebtedness, before any payment is made by the Company (A) on account of the principal of or interest on this Note or (B) to acquire this Note.

            (ii) Upon the happening of an event of default with respect to any Senior Indebtedness, as such event of default is defined therein or in the instrument under which it is outstanding, permitting the holders to accelerate the maturity thereof, and, if the default is other than default in payment of the principal of or premium, if any, or interest on such Senior Indebtedness, upon written notice thereof given to the Company by the holder or holders of such Senior Indebtedness or their representative or representatives, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Company (A) on account of the principal of or interest on this Note or (B) to acquire this Note.

            (iii) In the event that, notwithstanding the provision of this Paragraph 3(b), the Company shall make any payment to the Registered Holder on account of the principal of or interest on this Note after the happening of a default in payment of the principal of or premium, if any, or interest on, Senior Indebtedness or after receipt by the Company of written notice of an event of default with respect to any Senior Indebtedness and after written notice of such default or event of default is given by the Company to the Registered holder, then unless and until such default or event of default shall have been cured or waived or shall have ceased to exist, such payment shall be held by the Registered Holder in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of Senior Indebtedness (pro rata as to each of such holders on the basis of the respective amounts of Senior Indebtedness held by them) or their representative or the trustee under the indenture or other agreement (if any) pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with the terms of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

      (c) Note Subordinated to Prior Payment of all Senior Indebtedness on Dissolution, Liquidation or Reorganization of Company. Upon any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

            (i) The holders of all Senior Indebtedness shall first be entitled to receive payment in full of the principal thereof, premium, if any, and interest due thereon before the Registered Holder is entitled to receive any payment on account of the principal of or interest on this Note (other than payment of shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment which stock and securities are subordinated to the payment of all Senior Indebtedness and securities received in lieu thereof which may at the time be outstanding); and

            (ii) Any payment or distribution of assets of the Company of any kind or character whether in cash, property or securities (other than shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment which stock and securities are subordinated to the payment of all Senior Indebtedness and securities received in lieu thereof which may at the time be outstanding), to which the Registered Holder would be entitled except for the provisions of this Article 3, shall be paid by the liquidating trustee or agent or other person making such payment of distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior

Indebtedness may have been issued, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness.

            (iii) In the event that notwithstanding the foregoing provision of this Article 3, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment which stock and securities are subordinated to the payment of all Senior Indebtedness and securities received in lieu thereof which may at the time be outstanding), shall be received by the Registered Holder on account of principal of or interest on this Note before all Senior Indebtedness is paid in full, or effective provision made for its payment or distribution, such payment or distribution shall be received and held in trust for and shall be paid over to the holders of the Senior Indebtedness remaining unpaid or unprovided for or their representative or representatives, or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness.

      (d) Noteholder to be Subrogated to Right of Holders of Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness, the Registered Holder shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until all amounts owing on this Note shall be paid in full, and, for the purpose of such subrogation, no payments or distributions to the holders of the Senior Indebtedness by or on behalf of the Company or by or on behalf of the Registered Holder by virtue of this Article 3 which otherwise would have been made to the holders of this Note shall, as between the Company and the Registered Holder, be deemed to be payment by the Company to or on account of the Senior Indebtedness, it being understood that the provisions of this Article 3 are, and are intended solely, for the purpose of defining the relative rights of the holders of this Note, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

      (e)  Obligation of the Company  Unconditional.  Nothing  contained in this
Article 3 or elsewhere in this Note is intended to or shall impair as between the Company and the Registered Holder, the obligation of the Company, which is absolute and unconditional, to pay to the Registered Holder the principal of and interest on this Note as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Registered Holder and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Registered Holder of this Note from exercising all remedies otherwise permitted by applicable law upon default under this Note, subject to the rights, if any, under this Article 3 of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Upon any distribution of assets of the Company referred to in this
Article 3, the holders of this Note shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the Registered Holder for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 3.

      (f) Subordination Rights Not Impaired by Acts or Omissions of the Company or Holders of Senior Indebtedness. No right of any present or future holders of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Note, regardless of any knowledge thereof which any such holder may have or be otherwise charged with.

      (g) Definition of Senior Indebtedness. The term "Senior Indebtedness" is defined to mean the principal of and premium, if any, and interest on the following: (i) all indebtedness and obligations (other than the Notes) that are created, assumed or guaranteed by the Company, whether before or after the issuance of the Notes, that are (A) for money borrowed or (B) secured by purchase money mortgages or other similar security interests given by the Company or any subsidiary on real or personal property, (ii) all obligations of the Company or of others which are guaranteed by the Company, whether existing on or after the issuance of the Notes, as lessee under a lease of real or personal property, which in accordance with generally accepted accounting principles have been capitalized, unless, with respect to any indebtedness or obligations described in clause (i) or (ii) of this Paragraph 3(g), the instrument creating or evidencing such indebtedness expressly provides that such indebtedness is not superior in right of payment of the Notes, (iii) all indebtedness or obligations of a kind not described in said clause (i) or (ii) which were incurred or guaranteed by the Company in connection with the acquisition of an existing business or assets, whether by means of a merger, consolidation, stock acquisition or acquisition of all or part of the assets of a corporation, partnership, limited lability company, business trust, sole proprietorship or other entity, or otherwise, and (iv) any deferrals, renewals, extensions or refundings of any of the foregoing, unless, in the case of any particular indebtedness or obligation or renewal, extension or refunding thereof, under the express provisions of the instrument creating or evidencing the same, or pursuant to which the same is outstanding, such indebtedness or other obligation or such renewal, extension or refunding thereof is not superior in right of payment to this Note. Senior Indebtedness shall not include (a) the Company's 6% Convertible Subordinated Debentures Due July 1, 2002, on which the Company is presently in default, (b) indebtedness incurred for compensation to employees, or (c) other indebtedness incurred in the ordinary course of business for goods, materials, or services or any obligations of the Company under, or in respect of, leases other than as hereinbefore described. There are no restrictions on the right of the Company to incur Senior Indebtedness.

      (h) Right of Registered Holder to Hold Senior Indebtedness. The Registered Holder shall be entitled to all of the rights set forth in this Article 3 in respect of any Senior Indebtedness at any time held by the Registered Holder to the same extent as any other holder of Senior Indebtedness, and nothing in this
Article 3 or elsewhere in this Note shall be construed to deprive the Registered Holder of any of its rights as such holder.

                                   ARTICLE 4.

                                  Miscellaneous

      (a) Transferability. No transfer of this Note shall be effective unless such transfer is made in compliance with all applicable Federal and state securities laws and the Registered Holder shall provide to the Company an opinion of counsel, which counsel and opinion shall be reasonably acceptable to the Company, as to the exemption from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities laws. The Company shall be entitled to treat as the owner of this Note only the person shown as the Registered Holder on its books and records, regardless of whether the Company has any contrary knowledge.

      (b) WAIVER OF TRIAL BY JURY. IN ANY LEGAL PROCEEDING TO ENFORCE PAYMENT OF THIS NOTE, THE COMPANY AND, BY THE ACCEPTANCE OF THIS NOTE, THE REGISTERED HOLDER, THE NOTEHOLDER WAIVES TRIAL BY JURY.

      (c) Right of Prepayment. The Company may prepay the Notes at whole at any time or in part from time to time, on not less than ten (10) nor more than forty
(40) days' written notice without payment of any penalty or premium; provided, that any partial prepayment of the Notes shall be in an amount which is not less than the lesser of one million dollars ($1,000,000). Any prepayment shall by accompanied by payment of accrued interest to the date of payment. Prepayment shall be made, to the extent practical, proportional as to the Registered
Holders of the outstanding Notes based on the respective principal amounts of their Notes; provided, that the Company may redeem in full the Notes of any Registered Holder the principal amount of whose Note is not significant relative to the total outstanding principal amount of Notes.

      (d) Notice to Company. Notice to the Company shall be given to the Company at their principal executive offices, presently located at 575 Underhill Boulevard, Syosset, New York 11791, or to such other address as the Company may, from time to time, advise the Registered Holder of this Note.

      (e) Governing Law. This Note shall be governed by the laws of the State of New York applicable to agreements executed and to be performed wholly within such State. The Company, and by acceptance of this Note, the Registered Holder, consents to the exclusive jurisdiction of the United States District Court for the Southern or Eastern District of New York and Supreme Court of the State of New York in the County of Nassau or New York in any action relating to or arising out of this Note.

      IN WITNESS WHEREOF, the Company has executed this Note on the date and year first aforesaid.

                                            PORTA SYSTEMS CORP.

                                            By: ________________________

                                                                      Warrant to
WB-                                                                    Purchase
                                                                      ** ,000**
                                                                        Shares

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS, AND NEITHER THIS WARRANT NOR SUCH SHARES MAY BE SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACTS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS, AND, IF AN EXEMPTION SHALL BE APPLICABLE, THE HOLDER SHALL HAVE DELIVERED AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

          Void after 5:00 P.M. New York City time on December 31, 2002

                     SERIES B COMMON STOCK PURCHASE WARRANT
                                       OF
                               PORTA SYSTEMS CORP.

      This is to certify that, FOR VALUE RECEIVED, ___________________________ or assigns ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from Porta Systems Corp., a Delaware corporation (the "Company"), at an exercise price of three and 00/100 dollars ($3.00) per share, subject to adjustment as provided in this Warrant (the "Exercise Price"), ____________________ thousand (___,000) shares of the Company's common stock, par value $.01 per share ("Common Stock") at any time during the period (the "Exercise Period"), as hereinafter defined. The Exercise Period shall mean the period commencing on the date of issuance of this Warrant and ending on at 5:00 P.M. New York City time on December 31, 2002; provided, however, that if such date is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day which shall not be such a day. The securities issuable upon exercise of this Warrant and the price to be paid for such securities may also be adjusted from time to time as hereinafter set forth. Reference in the Warrant to the "Series B Warrants" or the "Warrants" shall mean any or all of the Series B Common Stock Purchase Warrants issued by the Company. The shares of Common Stock issuable upon exercise of this Warrant are referred to as the "Warrant Shares."

      (a) EXERCISE OF WARRANT.

            (1) This Warrant may be exercised in whole at any time or in part from time to time during the Exercise Period by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder hereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. Payment of the Exercise Price of this Warrant may also be made by the application, first of accrued interest and then principal of the Company's 12% Subordinated Notes due January 3, 2000, by tendering such notes for cancellation (to the extent set forth in the Purchase Form). To the extent that the entire principal balance plus accrued interest on such note is not applied to exercise of this Warrant, the Company shall issue to the Holder a new note for the remaining balance of the principal amount of such note.

            (2) If, at any time subsequent to the one hundred sixty fifth (165th) day following the Issue Date, as hereinafter defined, the Warrant Shares are not covered by an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and only for so long as the Warrant Shares are not covered by such an effective registration statement, the Holder of this Warrant shall have the cashless exercise right as set forth in Paragraph
(a)(3) of this Warrant.

            (3) The cashless exercise right shall mean the right to either:

                  (A) exchange or convert this Warrant, in whole or in part to the extent that this Warrant has not previously been exercised, for the number of shares of Common Stock determined by (i) multiplying (x) the number of shares as to which this Warrant is being exercised by (y) the difference between the current value per share of Common Stock as of the date of exercise and the Exercise Price per share, as in effect on such date, and (ii) dividing the result so obtained by the current value per share of Common Stock as of the date of exercise; or

                  (B) exercise this Warrant, in whole or in part, by delivery of such number of shares of Common Stock as has a current value equal to the Exercise Price.

            (4) The date of exercise shall mean the date on which this Warrant accompanied by the notice of exercise is received by the Company or its transfer agent.

            (5) The current value per share of Common Stock shall be determined as follows:

                  (A) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq Stock Market ("Nasdaq") or other automated quotation system which provides information as to the last sale price, the current value shall be the average of the reported last sale prices of one share of Common Stock on such exchange or system on the last five (5) trading days prior to the date of exercise of this Warrant, or if, on any of such dates, no such sale is made on such day, the average of the closing bid and asked prices for such date on such exchange or system shall be used; or

                  (B) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current value shall be the mean the average of the reported last bid and asked prices of one share of Common Stock as reported by Nasdaq, the National Quotation Bureau, Inc. or other similar reporting service, on the last five (5) trading day prior to the date of the exercise of this Warrant; or

                  (C) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current value of one share of Common Stock shall be an amount, not less than book value, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

      (b) RESERVATION OF SHARES. The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of shares of Common Stock as shall be required for issuance and delivery upon exercise of this Warrant and that it shall not, without the prior approval of the holders of a majority of the Warrants then outstanding, increase the par value of the Common Stock.

      (c) FRACTIONAL SECURITIES. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise of this Warrant, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current value of such fractional share, determined in the manner set forth in Paragraph (a)(5) of this Warrant, except that the current value shall mean the closing price on the last trading day before the date of exercise.

      (d) EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Subject to the provisions of Paragraph (j) of this Warrant, upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

      (e) RIGHTS OF THE HOLDER. The Holder shall not, by virtue of this Warrant, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

      (f) ANTI-DILUTION PROVISIONS. The Exercise Price in effect at any time and the number and kind of securities purchasable upon exercise of each Warrant shall be subject to adjustment as follows:

            (1) If the Company shall, subsequent to the first date on which the Company shall have issued a Series B Warrant (the "Issue Date"), (A) pay a dividend or make a distribution on its shares of Common Stock in shares of Common Stock, (B) subdivide or reclassify its outstanding Common Stock into a greater number of shares, or (C) combine or reclassify its outstanding Common Stock into a smaller number of shares or otherwise effect a reverse split, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised immediately prior to such time, he would have owned upon such exercise and been entitled to receive upon such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed in this Paragraph (f)(1) shall occur.

            (2) In case the Company shall, subsequent to the Issue Date, issue rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price (or having a conversion price per share) less than the current market price of the Common Stock (as defined in Paragraph (f)(5) of this Warrant) on the record date mentioned below, the Exercise Price shall be adjusted so that the Exercise Price shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the date of such issuance by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on the record date mentioned below plus the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at such current market price per share of the Common Stock, and the denominator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered for subscription or purchased (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever such rights or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants; and to the extent that shares of Common Stock or securities convertible into Common Stock are not delivered after the expiration of such rights or warrants, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into Common Stock) actually delivered.

            (3) In case the Company shall, subsequent to the Issue Date, distribute to all holders of Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions paid out of current earnings and dividends or distributions referred to in Paragraph (f)(1) of this Warrant) or subscription rights or warrants (excluding those referred to in Paragraph
(f)(2) of this Warrant), then in each such case the Exercise Price in effect thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of shares of Common Stock outstanding multiplied by the current market price per share of Common Stock (as defined in Paragraph (f)(5) of this Warrant), less the fair market value (as determined by the Company's Board of Directors) of said assets or evidences of indebtedness so distributed or of such rights or warrants, and of which the denominator shall be the total number of shares of Common Stock outstanding multiplied by such current market price per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution.

            (4) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Paragraphs (f)(1), (2) or (3) of this Warrant, the number of shares of Common Stock purchasable upon exercise of each Warrant shall simultaneously be adjusted by multiplying the number of shares of Common
Stock issuable upon exercise of each Warrant in effect on the date thereof by the Exercise Price in effect on the date thereof and dividing the product so obtained by the Exercise Price, as adjusted. In no event shall the Exercise Price per share be less than the par value per share, and, if any adjustment made pursuant to Paragraph (f)(1), (2) or (3) would result in an exercise price of less than the par value per share, then, in such event, the Exercise Price per share shall be the par value per share.

            (5) For the purpose of any computation  under Paragraphs  (f)(2) and
(3) of this Warrant, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices for ten (10) consecutive trading days commencing twenty (20) trading days before such date. The closing price for each day shall be the reported last sale price regular way or, in case no such reported sale takes place on such day, the average of the reported last bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed on Nasdaq, or if not listed or admitted to trading on such exchange or such System, the average of the reported highest bid and reported lowest asked prices as reported by Nasdaq, the National Quotation Bureau, Inc. or other similar organization if Nasdaq is no longer reporting such information, or if not so available, the fair market price as determined by the Board of Directors.

            (6) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($0.01) in such price; provided, however, that any adjustments which by reason of this Paragraph (f)(6) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Paragraph (f) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Paragraph (f) to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price, in addition to those required by this Paragraph (f), as it in its discretion shall determine to be advisable in order that any dividend or distribution in shares of Common Stock, subdivision, reclassification or combination of Common Stock, issuance of warrants to purchase Common Stock or distribution of evidences of indebtedness or other assets (excluding cash dividends) referred to hereinabove in this Paragraph (f) hereafter made by the Company to the holders of its Common Stock shall not result in any tax to the holders of its Common Stock or securities convertible into Common Stock.

            (7) The Company may retain a firm of independent public accountants of recognized standing selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Paragraph (f), and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

            (8) In the event that at any time, as a result of an adjustment made pursuant to Paragraph (f)(1) of this Warrant, the Holder of any Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Paragraphs (f)(1) to (6), inclusive, of this Warrant.

            (9) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this and similar Warrants initially issued by the Company.

            (10) In the event that at any time, as a result of an adjustment made pursuant to Paragraph (f)(1) of this Warrant, the Holder of any Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Paragraphs (f)(1) to (8), inclusive, of this Warrant.

      (g) OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of Paragraph (f) of this Warrant subsequent to the Effective Date, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price and the adjusted number of Shares or securities, as the case may be, issuable upon exercise of each Warrant, determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder or any holder of a Warrant executed and delivered pursuant to Paragraph (a) and the Company shall, forthwith after each such adjustment, mail, by certified mail, a copy of such certificate to the Holder or any such holder at such holder's address set forth in the Company's Warrant Register.

      (h) NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding, (1) if the Company shall pay any dividend or make any distribution upon Common Stock (other than a regular cash dividend payable out of retained earnings) or (2) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any share of any class or any other rights or
(3) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail, return receipt requested, to the Holder, at least fifteen days prior to the date specified in clauses (i) and (ii), as the case may be, of this Paragraph (h) a notice containing a brief description of the proposed action and stating the date on which (i) a record is to be taken for the purpose of such dividend, distribution or rights, or (ii) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

      (i) RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of the outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Paragraph (i) shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole in part, for a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Paragraph (f) of this Warrant.

      (j) TRANSFER TO COMPLY WITH THE SECURITIES ACT. This Warrant or the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may not be sold or otherwise disposed of except as follows:

            (1) To a person who, in the reasonable opinion of counsel for the Company, is a person to whom this Warrant or Warrant Shares may legally be transferred without registration and without the delivery of a current prospectus under the Securities Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Paragraph (j) with respect to any resale or other disposition of such securities which agreement shall be satisfactory in form and substance to the Company and its counsel; or

            (2) to any person upon delivery of a prospectus then meeting the requirements of the Securities Act relating to such securities and the offering thereof for such sale or disposition.

Dated as of December __, 1997

                                            PORTA SYSTEMS CORP.

                                            By: ________________________

                                  PURCHASE FORM

                                  Dated:             , 19__

_____ The undersigned hereby irrevocably exercises this Warrant to the extent of purchasing __________ shares of Common Stock and hereby makes payment of $__________ in payment of the Exercise Price therefor

_____ The undersigned hereby irrevocably exercises this Warrant to the extent of purchasing __________ shares of Common Stock and hereby makes payment of $__________ in payment of the Exercise Price therefor by transferring to the Company for cancellation the Company's 12% Subordinated Note due January 3, 2000 in the principal amount of $__________ , which shall be applied to the purchase price of the Warrant as provided in Paragraph
      (a)(1) of the Warrant.

_____ The undersigned hereby irrevocably exercises this Warrant to the extent of purchasing __________ shares of Common Stock and hereby makes payment of $__________ in payment of the Exercise Price therefor by delivery of shares of Common Stock pursuant to Paragraph (a)(2) of this Warrant..

_____ The undersigned  hereby  irrevocably elects to exercise this Warrant as to
      __________ shares subject to this Warrant by exchange or convert this Warrant (to the extent of such number of shares) pursuant to the provision of Paragraph (a)(2) of this Warrant, the number of shares of Common Stock being issuable as a result of such exchange or conversion to be determined in accordance with said Paragraph (a)(2).

                     INSTRUCTIONS FOR REGISTRATION OF SHARES

Name_____________________________________________
    (Please typewrite or print in block letters)

Signature________________________________________

Social Security or Employer Identification No. _____________

                                 ASSIGNMENT FORM
                                 ---------------

     FOR VALUE RECEIVED,
hereby sells, assigns and transfer unto
Name______________________________________________
     (Please typewrite or print in block letters)

Address___________________________________________

Social Security or Employer Identification No. ________________

The right to purchase Shares represented by this Warrant or any other security issued or issuable upon exercise of this Warranty to which such right is exercisable and does hereby irrevocably constitute and appoint ____________________________ attorney to transfer the same on the books of the Company with full power of substitution.

Dated: _______________, 19__

Signature_________________________________

Signature Medallion Guaranteed:

_________________________

                                                                      Warrant to
WC-                                                                    Purchase
                                                                      **      **
                                                                        Shares

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS, AND NEITHER THIS WARRANT NOR SUCH SHARES MAY BE SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACTS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS, AND, IF AN EXEMPTION SHALL BE APPLICABLE, THE HOLDER SHALL HAVE DELIVERED AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

          Void after 5:00 P.M. New York City time on December 31, 2003

                     SERIES C COMMON STOCK PURCHASE WARRANT
                                       OF
                               PORTA SYSTEMS CORP.

      This is to certify that, FOR VALUE RECEIVED, __________ or assigns ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from Porta Systems Corp., a Delaware corporation (the "Company"), at an exercise price of (1) ($______) per share, subject to adjustment as provided in this Warrant (the "Exercise Price"), ________________________ thousand ( ,000) shares of the Company's common stock, par value $.01 per share ("Common Stock") at any time during the period (the "Exercise Period"), as hereinafter defined. The Exercise Period shall mean the period commencing on the date of issuance of this Warrant and ending on at 5:00 P.M. New York City time on December 31, 2003; provided, however, that if such date is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day which shall not be such a day. The securities issuable upon exercise of this Warrant and the price to be paid for such securities may also be adjusted from time to time as hereinafter set forth. Reference in the Warrant to the "Series C Warrants" or the "Warrants" shall mean any or all of the Series C Common Stock Purchase Warrants issued by the Company. The shares of Common Stock issuable upon exercise of this Warrant are referred to as the "Warrant Shares."

      (a) EXERCISE OF WARRANT.

            (1) This Warrant may be exercised in whole at any time or in part from time to time during the Exercise Period by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed

--------
(1) If the Series C Warrant is issued the exercise price shall determined in accordance with Paragraph 3 of the Subscription Agreement.

hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder hereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. Payment of the Exercise Price of this Warrant may also be made by the application, first of accrued interest and then principal of the Company's 12% Subordinated Notes due January 3, 2000, by tendering such notes for cancellation (to the extent set forth in the Purchase Form). To the extent that the entire principal balance plus accrued interest on such note is not applied to exercise of this Warrant, the Company shall issue to the Holder a new note for the remaining balance of the principal amount of such note.

            (2) If, at any time subsequent to the one hundred sixty fifth (165th) day following the Issue Date, as hereinafter defined, the Warrant Shares are not covered by an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and only for so long as the Warrant Shares are not covered by such an effective registration statement, the Holder of this Warrant shall have the cashless exercise right as set forth in Paragraph
(a)(3) of this Warrant.

            (3) The cashless exercise right shall mean the right to either:

                  (A) exchange or convert this Warrant, in whole or in part to the extent that this Warrant has not previously been exercised, for the number of shares of Common Stock determined by (i) multiplying (x) the number of shares as to which this Warrant is being exercised by (y) the difference between the current value per share of Common Stock as of the date of exercise and the Exercise Price per share, as in effect on such date, and (ii) dividing the result so obtained by the current value per share of Common Stock as of the date of exercise; or

                  (B) exercise this Warrant, in whole or in part, by delivery of such number of shares of Common Stock as has a current value equal to the Exercise Price.

            (4) The date of exercise shall mean the date on which this Warrant accompanied by the notice of exercise is received by the Company or its transfer agent.

            (5) The current value per share of Common Stock shall be determined as follows:

                  (A) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq Stock Market ("Nasdaq") or other automated quotation system which provides information as to the last sale price, the current value shall be the average of the reported last sale prices of one share of Common Stock on such exchange or system on the last five (5) trading days prior to the date of exercise of this Warrant, or if, on any of such dates, no such sale is made on such day, the average of the closing bid and asked prices for such date on such exchange or system shall be used; or

                  (B) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current value shall be the mean the average of the reported last bid and asked prices of one share of Common Stock as reported by Nasdaq, the National Quotation Bureau, Inc. or other similar reporting service, on the last five (5) trading day prior to the date of the exercise of this Warrant; or

                  (C) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current value of one share of Common Stock shall be an amount, not less than book value, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

      (b) RESERVATION OF SHARES. The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of shares of Common Stock as shall be required for issuance and delivery upon exercise of this Warrant and that it shall not, without the prior approval of the holders of a majority of the Warrants then outstanding, increase the par value of the Common Stock.

      (c) FRACTIONAL SECURITIES. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise of this Warrant, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current value of such fractional share, determined in the manner set forth in Paragraph (a)(5) of this Warrant, except that the current value shall mean the closing price on the last trading day before the date of exercise.

      (d) EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Subject to the provisions of Paragraph (j) of this Warrant, upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

      (e) RIGHTS OF THE HOLDER. The Holder shall not, by virtue of this Warrant, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

      (f) ANTI-DILUTION PROVISIONS. The Exercise Price in effect at any time and the number and kind of securities purchasable upon exercise of each Warrant shall be subject to adjustment as follows:

            (1) If the Company shall, subsequent to the first date on which the Company shall have issued a Series C Warrant (the "Issue Date"), (A) pay a dividend or make a distribution on its shares of Common Stock in shares of Common Stock, (B) subdivide or reclassify its outstanding Common Stock into a greater number of shares, or (C) combine or reclassify its outstanding Common Stock into a smaller number of shares or otherwise effect a reverse split, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised immediately prior to such time, he would have owned upon such exercise and been entitled to receive upon such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed in this Paragraph (f)(1) shall occur.

            (2) In case the Company shall, subsequent to the Issue Date, issue rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price (or having a conversion price per share) less than the current market price of the Common Stock (as defined in Paragraph (f)(5) of this Warrant) on the record date mentioned below, the Exercise Price shall be adjusted so that the Exercise Price shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the date of such issuance by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on the record date mentioned below plus the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at such current market price per share of the Common Stock, and the denominator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered for subscription or purchased (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever such rights or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants; and to the extent that shares of Common Stock or securities convertible into Common Stock are not delivered after the expiration of such rights or warrants, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into Common Stock) actually delivered.

            (3) In case the Company shall, subsequent to the Issue Date, distribute to all holders of Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions paid out of current earnings and dividends or distributions referred to in Paragraph (f)(1) of this Warrant) or subscription rights or warrants (excluding those referred to in Paragraph
(f)(2) of this Warrant), then in each such case the Exercise Price in effect thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of shares of Common Stock outstanding multiplied by the current market price per share of Common Stock (as defined in Paragraph (f)(5) of this Warrant), less the fair market value (as determined by the Company's Board of Directors) of said assets or evidences of indebtedness so distributed or of such rights or warrants, and of which the denominator shall be the total number of shares of Common Stock outstanding multiplied by such current market price per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution.

            (4) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Paragraphs (f)(1), (2) or (3) of this Warrant, the number of shares of Common Stock purchasable upon exercise of each Warrant shall simultaneously be adjusted by multiplying the number of shares of Common
Stock issuable upon exercise of each Warrant in effect on the date thereof by the Exercise Price in effect on the date thereof and dividing the product so obtained by the Exercise Price, as adjusted. In no event shall the Exercise Price per share be less than the par value per share, and, if any adjustment made pursuant to Paragraph (f)(1), (2) or (3) would result in an exercise price of less than the par value per share, then, in such event, the Exercise Price per share shall be the par value per share.

            (5) For the purpose of any computation  under Paragraphs  (f)(2) and
(3) of this Warrant, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices for ten (10) consecutive trading days commencing twenty (20) trading days before such date. The closing price for each day shall be the reported last sale price regular way or, in case no such reported sale takes place on such day, the average of the reported last bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed on Nasdaq, or if not listed or admitted to trading on such exchange or such System, the average of the reported highest bid and reported lowest asked prices as reported by Nasdaq, the National Quotation Bureau, Inc. or other similar organization if Nasdaq is no longer reporting such information, or if not so available, the fair market price as determined by the Board of Directors.

            (6) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($0.01) in such price; provided, however, that any adjustments which by reason of this Paragraph (f)(6) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Paragraph (f) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Paragraph (f) to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price, in addition to those required by this Paragraph (f), as it in its discretion shall determine to be advisable in order that any dividend or distribution in shares of Common Stock, subdivision, reclassification or combination of Common Stock, issuance of warrants to purchase Common Stock or distribution of evidences of indebtedness or other assets (excluding cash dividends) referred to hereinabove in this Paragraph (f) hereafter made by the Company to the holders of its Common Stock shall not result in any tax to the holders of its Common Stock or securities convertible into Common Stock.

            (7) The Company may retain a firm of independent public accountants of recognized standing selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Paragraph (f), and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

            (8) In the event that at any time, as a result of an adjustment made pursuant to Paragraph (f)(1) of this Warrant, the Holder of any Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Paragraphs (f)(1) to (6), inclusive, of this Warrant.

            (9) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this and similar Warrants initially issued by the Company.

            (10) In the event that at any time, as a result of an adjustment made pursuant to Paragraph (f)(1) of this Warrant, the Holder of any Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Paragraphs (f)(1) to (8), inclusive, of this Warrant.

      (g) OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of Paragraph (f) of this Warrant subsequent to the Effective Date, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price and the adjusted number of Shares or securities, as the case may be, issuable upon exercise of each Warrant, determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder or any holder of a Warrant executed and delivered pursuant to Paragraph (a) and the Company shall, forthwith after each such adjustment, mail, by certified mail, a copy of such certificate to the Holder or any such holder at such holder's address set forth in the Company's Warrant Register.

      (h) NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding, (1) if the Company shall pay any dividend or make any distribution upon Common Stock (other than a regular cash dividend payable out of retained earnings) or (2) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any share of any class or any other rights or
(3) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail, return receipt requested, to the Holder, at least fifteen days prior to the date specified in clauses (i) and (ii), as the case may be, of this Paragraph (h) a notice containing a brief description of the proposed action and stating the date on which (i) a record is to be taken for the purpose of such dividend, distribution or rights, or (ii) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

      (i) RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of the outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Paragraph (i) shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole in part, for a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Paragraph (f) of this Warrant.

      (j) TRANSFER TO COMPLY WITH THE SECURITIES ACT. This Warrant or the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may not be sold or otherwise disposed of except as follows:

            (1) To a person who, in the reasonable opinion of counsel for the Company, is a person to whom this Warrant or Warrant Shares may legally be transferred without registration and without the delivery of a current prospectus under the Securities Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Paragraph (j) with respect to any resale or other disposition of such securities which agreement shall be satisfactory in form and substance to the Company and its counsel; or

            (2) to any person upon delivery of a prospectus then meeting the requirements of the Securities Act relating to such securities and the offering thereof for such sale or disposition.

Dated as of              , 199_

                                            PORTA SYSTEMS CORP.

                                            By: ________________________

                                  PURCHASE FORM
                                  -------------

                                  Dated:               , 19__

_____ The undersigned hereby irrevocably exercises this Warrant to the extent of purchasing __________ shares of Common Stock and hereby makes payment of $__________ in payment of the Exercise Price therefor

_____ The undersigned hereby irrevocably exercises this Warrant to the extent of purchasing __________ shares of Common Stock and hereby makes payment of $__________ in payment of the Exercise Price therefor by transferring to the Company for cancellation the Company's 12% Subordinated Note due January 3, 2000 in the principal amount of $__________, which shall be applied to the purchase price of the Warrant as provided in Paragraph
      (a)(1) of the Warrant.

_____ The undersigned hereby irrevocably exercises this Warrant to the extent of purchasing __________ shares of Common Stock and hereby makes payment of $__________ in payment of the Exercise Price therefor by delivery of shares of Common Stock pursuant to Paragraph (a)(2) of this Warrant..

_____ The undersigned  hereby  irrevocably elects to exercise this Warrant as to
      __________ shares subject to this Warrant by exchange or convert this Warrant (to the extent of such number of shares) pursuant to the provision of Paragraph (a)(2) of this Warrant, the number of shares of Common Stock being issuable as a result of such exchange or conversion to be determined in accordance with said Paragraph (a)(2).

                    -------------

                     INSTRUCTIONS FOR REGISTRATION OF SHARES

Name _____________________________________________
     (Please typewrite or print in block letters)

Signature ________________________________________

Social Security or Employer Identification No. ____________

                                 ASSIGNMENT FORM

     FOR VALUE RECEIVED,
hereby sells, assigns and transfer unto
Name ______________________________________________
      (Please typewrite or print in block letters)

Address ___________________________________________

Social Security or Employer Identification No. ______________

The right to purchase Shares represented by this Warrant or any other security issued or issuable upon exercise of this Warranty to which such right is exercisable and does hereby irrevocably constitute and appoint _____________________ attorney to transfer the same on the books of the Company with full power of substitution.

Dated: _________________, 19__

Signature ___________________________

Signature Medallion Guaranteed:

__________________________